EXHIBIT 32.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Paladin Realty Income Properties, Inc. (the “Company”) for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John A. Gerson, as Executive Vice President Chief Financial Officer of the Company hereby certifies, pursuant to 18 U S C 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: March 28, 2013	By:	/s/ JOHN A GERSON
John A. Gerson
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)